Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Managed Futures Premier Warrington L.P. (the “Partnership”) on Form 10-Q for the period ended March 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott C. Kimple, Sole Manager of Warrington GP, LLC, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Scott C. Kimple
Scott C. Kimple
Warrington GP, LLC
Sole Manager
(Principal Executive Officer)
(Principal Financial Officer)

Date: May 14, 2019